EXHIBIT 10.5

                            A-FEM MEDICAL CORPORATION
                    AMENDED AND RESTATED REGISTRATION RIGHTS
                                    AGREEMENT


     This Amended and Restated Registration Rights Agreement is entered into as of the 21st day of September, 2000, by and between A-Fem Medical Corporation, a Nevada corporation ("A-Fem"), and Capital Consultants LLC, an Oregon limited liability company, as agent for certain investors it represents (in its capacity as agent, Capital Consultants LLC is referred to herein as "CCL") and replaces and supersedes those certain Registration Rights Agreements entered into by and between A-Fem and CCL dated as of August 31, 1998, October 8, 1998, November
6, 1998, March 9, 1999, April 15, 1999, May 10, 1999, June 15, 1999, July 21,
1999, August 19, 1999, September 22, 1999, December 17, 1999, March 24, 2000,
July 21, 2000, and August 21, 2000.

     The parties agree as follows:

1.     DEFINITIONS

     1.1 The terms "Form S-l," "Form S-2" and "Form S-3" mean such respective forms under the Securities Act of 1933, as amended ("the 1933 Act"), as in effect on the date hereof or any successor registration forms to Form S-l, Form S-2 and Form S-3, respectively, under the 1933 Act subsequently adopted by the Securities and Exchange Commission or any other federal agency at the time administering the 1933 Act (the "SEC").

     1.2 The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act and the declaration or ordering of effectiveness of such registration statement or document.

     1.3 The term "Registrable Securities" means the shares of the common stock of A-Fem (the "Common Stock") to be issued upon conversion of the shares of convertible preferred stock (the "Preferred Stock") to be issued pursuant to
(i) the Preferred Stock and Warrant Purchase Agreement dated as of August 31, 1998, (ii) the Plan and Agreement for Recapitalization dated as of September 1, 1998, (iii) the Stock Purchase Warrant (No. 98P-1) to purchase 130,000 shares of Preferred Stock, (iv) the Preferred Stock and Warrant Purchase Agreement dated as of October 8, 1998, (v) the Stock Purchase Warrant (No. 98P-3) to purchase 127,280 shares of Preferred Stock, (vi) the Stock Purchase Warrant (No. 98P-4) to purchase 72,720 shares of Preferred


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Stock, (vii) the Preferred Stock and Warrant Purchase Agreement dated as of
November 6,1998, (viii) the Stock Purchase Warrant (No. 98P-5) to purchase 102,065 shares of Preferred Stock, (ix) the Stock Purchase Warrant (No. 98P-6) to purchase 1,583 shares of Preferred Stock, (x) the Stock Purchase Warrant (No. 98P-7) to purchase 552 shares of Preferred Stock, (xi) the Preferred Stock and Warrant Purchase Agreement dated as of March 9,1999, (xii) the Stock Purchase Warrant (No. 99P-8) to purchase 31,250 shares of Preferred Stock, (xiii) the Preferred Stock and Warrant Purchase Agreement dated as of April 15,1999, (xiv) the Stock Purchase Warrant (No. 99P-9) to purchase 20,834 shares of Preferred Stock, (xv) the Preferred Stock and Warrant Purchase Agreement dated as of May 10,1999, (xvi) the Stock Purchase Warrant (No. 99P-10) to purchase 20,834 shares of Preferred Stock, (xvii) the Preferred Stock and Warrant Purchase Agreement dated as of June 15,1999, (xviii) the Stock Purchase Warrant (No. 99P-11) to purchase 20,834 shares of Preferred Stock, (xix) the Preferred Stock and Warrant Purchase Agreement dated as of July 21, 1999, (xx) the Stock Purchase Warrant (No. 99P-12) to purchase 20,834 shares of Preferred Stock, (xxi) the Preferred Stock and Warrant Purchase Agreement dated August 19,1999, (xxii) the Stock Purchase Warrant (No. 99P-13) to purchase 20,834 shares of Preferred Stock, (xxiii) the Preferred Stock and Warrant Purchase Agreement dated as of September 22,1999, (xxiv) the Stock Purchase Warrant (No. 99P-14) to purchase 52,080 shares of Preferred Stock, (xxv) the Preferred Stock and Warrant Purchase Agreement dated as of December 17,1999, (xxvi) the Stock Purchase Warrant (No. 99P-15) to purchase 118,364 shares of Preferred Stock, (xxvii) the Preferred Stock and Warrant Purchase Agreement dated as of March 24, 2000, (xxviii) the Stock Purchase Warrant (No. 00P-16) to purchase 174,365 shares of Preferred Stock, (xxix) the Preferred Stock and Warrant Purchase Agreement dated as of July 21, 2000, (xxx) the Stock Purchase Warrant (No. 00P-17) to purchase 79,861 shares of Preferred Stock, (xxxi) the Preferred Stock and Warrant Purchase Agreement dated as of August 21,2000, (xxxii) the Stock Purchase Warrant (No. 00P-18) to purchase 79,861 shares of Preferred Stock, (xxxiii) the Preferred Stock and Warrant Purchase Agreement dated as of September 21, 2000, and (xxxiv) the Stock Purchase Warrant (No. 00P-19) to purchase 79,861 shares of Preferred Stock, and any Common Stock issued as a dividend or other distribution with respect to, or any other securities issued in exchange for, or in replacement of, such shares of Common Stock. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (i) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, or (ii) they may be sold by a Holder without effective volume limitations pursuant to Rule 144 (or any similar provision that is in force) under the 1933 Act.


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     1.4     The term "Holder" means (i) CCL, provided that it holds any
Registrable Securities as agent for any investor it represents, (ii) each of the investors for whom CCL holds the Registrable Securities and (iii) any assignee in accordance with Section 9.

2.     REGISTRATION RIGHTS

     2.1     DEMAND REGISTRATION RIGHTS

          (a) If A-Fem shall receive, at any time after the date hereof, a written request from the Holders of at least 30% of the Registrable Securities then outstanding (the "Initiating Holders") that A-Fem file a registration statement under the Securities Act covering the registration of such Initiating Holders' Registrable Securities, then A- Fem shall, within five days after the receipt of such request, give written notice of such request to all Holders and shall, subject to the limitations set forth below, use its best efforts to file as soon as practicable, a registration statement under the Securities Act of all Registrable Securities that the Holders request to be registered in a written request to be given within five days of the mailing of such notice by A-Fem, and shall use its best efforts to cause such registration statement to be declared effective as soon as practicable.

          (b) A-Fem is obligated to effect only two registrations pursuant to this Section 2.1; provided, however, that if A-Fem is eligible to register securities on Form S-3, then A-Fem is obligated to effect a registration on such Form S-3 each time such registration is requested by the Holders pursuant to this Section 2.1.

          (c) Notwithstanding the foregoing, if A-Fem shall furnish to the Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the President of A-Fem stating that, in the good faith judgment of the Board of Directors of A-Fem, it would be seriously detrimental to A-Fem and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, A-Fem shall have the right to defer such filing for not more than 60 days after receipt of the request of the Initiating Holders.

          (d) Subject to Section 2.1 (c), if A-Fem fails to file a registration statement within 20 business days after receipt of the request of the Initiating Holders ("Deadline"), then A-Fem will grant to the Holders requesting registration ten-year warrants, with an exercise price of $1.92 per share, to purchase the number of shares of common stock of A-Fem determined by the product of (1) number of days elapsed between the Deadline and the date the registration statement is filed; and (2) 1% of the Registrable Shares that the Holders requested to be registered. The warrants will


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contain terms, conditions and adjustments similar to warrants previously issued to the Holders, and the warrant will be issued within 30 days of the date the registration statement is filed. No such warrant will be issued to any Holder who fails to promptly supply information concerning such Holder to be included in the Registration Statement.

     2.2     INCIDENTAL REGISTRATION RIGHTS

          (a) If at any time after the date hereof A-Fem proposes to register any of its securities under the 1933 Act (except for registration of shares solely in connection with an employee benefit plan or a merger or consolidation) in any public offering, whether or not for sale for its own account, it will at such time give prompt written notice to Holder of its intention to do so and of Holder's rights under this Section 2.

          (b) Upon the written request of Holder made within 30 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by Holder), A-Fem will use its best efforts to effect the registration under the 1933 Act and applicable state securities laws of all Registrable Securities in connection therewith that A-Fem has been so requested to register by Holder.

          (c) If the managing underwriter for any underwritten offering in a registration pursuant to this Section 2.2 shall inform in writing A-Fem and Holder of its belief that the number of securities requested to be included in such registration would materially and adversely affect its ability to effect such offering, then A-Fem will include in such registration the number that A-Fem is so advised can be sold in (or during the ;time of) such offering, first, all securities proposed by A-Fem to be sold for its own account, and second, such Registrable Securities and other securities of A-Fem requested to be included in such registration by persons exercising their incidental registration rights, pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included.

3.     OBLIGATIONS OF A-FEM

     Whenever required under this Agreement to use its best efforts to effect the registration of Registrable Securities, A-Fem shall, as expeditiously as possible:

     3.1 Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby determined as provided hereafter.


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     3.2     Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

     3.3 Furnish to Holder such reasonable number of copies of a prospectus, including any preliminary prospectus, in conformity with the requirements of the 1933 Act, and any amendments or supplements thereto and such other documents as Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by Holder.

     3.4 Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of all 50 states, provided that A-Fem shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states.

     3.5 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Holder shall also enter into and perform its obligations under such an agreement, including furnishing any opinion of counsel or entering into a lock-up agreement reasonably requested by the managing underwriter and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the registration statement.

     3.6 Notify Holder, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements that may be required on account of such event and use its best efforts to cause each such amendment and supplement to become effective.

     3.7 Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to Section 2, if such securities are being sold through underwriters, or, if


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such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing A-Fem for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of A-Fem, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     3.8 Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 1l(a) of the Securities Act.

     3.9 Use its best efforts to list the Restricted Securities covered by such registration statement with any securities exchange on which the Common Stock of A-Fem is then listed.

For purposes of Sections 3.1 and 3.2, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and one year after the effective date thereof.

4.     PREPARATION; INFORMATION; REASONABLE INVESTIGATION

     4.1     FURNISH INFORMATION

     It shall be a condition precedent to the obligations of A-Fem to take any action pursuant to this Agreement that Holder shall furnish to A-Fem such information regarding Holder, the Registrable Securities held by Holder, and the intended method of disposition of such securities as shall be required to effect the registration of Holder's Registrable Securities.


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     4.2     PREPARATION; REASONABLE INVESTIGATION

     In connection with the preparation and filing of any registration statement under the 1933 Act pursuant to this Agreement, A-Fem will give Holder and Holder's counsel, accountants or underwriters the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give Holder such access to its books and records and such opportunities to discuss the business of A-Fem with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Holder's counsel, accountants or underwriters, to conduct a reasonable investigation within the meaning of the 1933 Act.

5.     EXPENSES OF REGISTRATION

     All expenses (other than underwriting discounts and commissions and transfer taxes, if any) relating to Registrable Securities incurred in connection with the registrations, filings or qualifications pursuant to this Agreement, including without limitation all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for A-Fem, and fees and disbursements of counsel to Holder, shall be borne by A-Fem.

6.     INDEMNIFICATION

     If any Registrable Securities are included in a registration statement under this Agreement:

     6.1     A-FEM INDEMNIFICATION

     To the extent permitted by law, A-Fem will indemnify and hold harmless and defend Holder, the officers, directors, partners, agents and employees of Holder or any underwriter (as defined in the 1933 Act), and each person, if any, who controls Holder or underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "Violation"):

          (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any

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                  preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,

          (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or

          (iii) any violation or alleged violation by A-Fem of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law.

A-Fem will pay or reimburse such Holder, officer, director, partner, agent, employee, underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement contained in this Section 6.1 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of A-Fem (which consent shall not be unreasonably withheld), nor shall A-Fem be liable to Holder in any such case for any such loss, claim, damage, liability or action (a) to the extent that it arises solely from or is based solely upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of Holder or its controlling person, or (b) if such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act.

     6.2     HOLDER INDEMNIFICATION

     To the extent permitted by law, Holder will indemnify and hold harmless A-Fem, each of its directors, each of its officers who have signed the registration statement, and each person, if any, who controls A-Fem within the meaning of the 1933 Act, against any losses, claims, damages or liabilities (joint or several) to which A-Fem or any such director, officer or controlling person, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of


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Holder expressly for use in connection with such registration; and Holder will reimburse any legal or other expenses reasonably incurred by A-Fern or any such director, officer or controlling person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such, settlement is effected without the consent of Holder, which consent shall not be unreasonably withheld, nor, in the case of a sale directly by A-Fem of its securities (including a sale of such securities through any underwriter retained by A-Fem to engage in a distribution solely on behalf of A-Fem), shall Holder be liable to A-Fem in any case in which such untrue statement or omission or alleged untrue statement or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and A-Fem failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act; and provided, further, that the indemnification obligation of Holder shall be limited to the aggregate public offering price of the Registrable Securities sold by Holder pursuant to such registration.

     6.3     NOTICE, DEFENSE AND COUNSEL

     Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially and adversely prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.


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     6.4     CONTRIBUTION

     If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall, to the extent permitted by applicable law, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     6.5     SURVIVAL OF RIGHTS AND OBLIGATIONS

     The obligations of A-Fem and Holder under this Section 6 shall survive the completion of any offering of Registrable Securities in a registration statement whether under this Agreement or otherwise.

7.     REPORTS UNDER THE 1934 ACT

     With a view to making available to Holder benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit Holder to sell securities of A-Fem to the public without registration, A-Fem agrees to use its best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

          (b) file with the SEC in a timely manner all reports and other documents required of A-Fem under the 1933 Act and the 1934 Act; and

          (c) furnish to Holder, so long as Holder owns any Registrable Securities, forthwith .upon request (i) a written statement by A-Fem that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act (at any and all times after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold


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     pursuant to Form S-2 or S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of A-Fem and such other reports and documents so filed by A-Fem, and (iii) such other information as may be reasonably requested in availing Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

8.     LOCK-UP AGREEMENT

     Holder, if requested by A-Fem and an underwriter of A-Fem's securities (in a firmly underwritten public offering), shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other securities of A-Fem held by Holder for a specified period of time (not to exceed 90 days) following the effective date of a registration statement pursuant to which A-Fem proposes to sell its securities to the public generally, provided, however, that holders of at least five percent of A-Fem's Common Stock and all officers and directors of A-Fem enter into similar agreements.

9.     ASSIGNMENT OF REGISTRATION RIGHTS

     The right to cause A-Fem to register Common Stock pursuant to this Agreement may not be assigned or transferred without the prior written consent of A-Fem, which consent will not be unreasonably withheld.

10.     AMENDMENT

     Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of A-Fem and the Holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder and A-Fem.

11.     TERMINATION OF REGISTRATION RIGHTS

     No Holder shall be entitled to exercise any right provided for in this Agreement after five (5) years following the date hereof.

12.     ATTORNEYS' FEES

     In the event any legal action is brought by any party to enforce the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and expenses in addition to any other relief deemed appropriate by the trial court or any appellate court or any bankruptcy court.


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13.     SUCCESSORS

     Subject to Section 9 hereof, this Agreement shall bind and inure to the benefit of the successors and assigns of A-Fem and the Holders.

14.     ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings.

15.     NOTICES

     All notices, requests, consents and other communications required or provided for herein to any party shall be deemed to be sufficient if contained in a written instrument, and shall be deemed to be given when: (a) delivered in person; (b) sent by first-class registered or certified mail with postage prepaid; (c) delivered by overnight receipted courier service; or (d) sent by facsimile transmission with delivery confirmed and followed by delivery pursuant to (b) hereof, which notice is addressed to the party at the address set forth below, or such other address as may hereafter be designated in writing by the party.

     If to A-Fem:          10180 S.W. Nimbus Avenue, Suite J-5
                           Portland, OR 97223
                           Attention: Steven T. Frankel, President
                             and Chief Executive Officer
                           Telephone: (503)968-8800
                           Facsimile: (503) 639-3674

     with a copy to:       Patrick J. Simpson
                           Perkins Coie, LLP
                           1211 SW Fifth Avenue, Suite 1500
                           Portland, OR 97204-3715
                           Telephone: (503) 727-2000
                           Facsimile: (503)727-2222

     If to the Holder:     Capital Consultants LLC
                           2300 SW First Avenue, Suite 200
                           Portland, OR 97201
                           Attention: Jeffrey L. Grayson
                           Telephone: (503)241-1200
                           Facsimile: (503)241-0207


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     with a copy to:       Carmen M. Calzacorta
                           Schwabe, Williamson & Wyatt
                           1211 SW Fifth Avenue, Suite 1600-1800
                           Portland, OR 97204
                           Telephone: (503)796-2994
                           Facsimile: (503) 796-2900

16.     EVENT OF DEFAULT

     An Event of Default shall have occurred under this Agreement if A-Fem shall fail to perform any obligation under this Agreement within thirty (30) days after notice from any Holder specifying the nature of the failure of default.

17.     COUNTERPARTS

     This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument. All such counterparts together shall constitute one agreement.

18.     HEADINGS

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

19.     GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

                      [this space intentionally left blank]


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     IN WITNESS WHEREOF, the parties hereto have executed or caused their duly authorized representatives to execute this Agreement as of the date first hereinabove written.


                                               Holder by:

                                               CAPITAL CONSULTANTS LLC, as agent


                                               ---------------------------------
                                               By:
                                                  ------------------------------
                                               Its
                                                  ------------------------------


                                               A-FEM:

                                               A-FEM MEDICAL CORPORATION


                                               ---------------------------------
                                               By:   Steven T. Frankel
                                               Its:  Chief Executive Officer


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